Supplemental Information

MREIC

March 31, 2015

Milwaukee

SIEMENS

BUD LIGHT

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-D
Freehold, NJ 07728

Consolidated Balance Sheets
	March 31,	September 30,
ASSETS	2015	2014
	(unaudited)
Real Estate Investments:
Land	$ 123,409,364	$ 109,858,989
Buildings and Improvements	738,170,634	634,068,423
Total Real Estate Investments	861,579,998	743,927,412
Accumulated Depreciation	(116,274,401)	(107,004,184)
Net Real Estate Investments	745,305,597	636,923,228

Cash and Cash Equivalents	25,501,314	20,474,661
Securities Available for Sale at Fair Value	52,506,095	59,311,403
Tenant and Other Receivables	1,118,394	1,312,975
Deferred Rent Receivable	4,622,657	3,759,031
Prepaid Expenses	5,428,984	2,764,795
Financing Costs, net of Accumulated Amortization of
$4,113,033 and $3,710,149, respectively	5,167,972	4,356,264
Capitalized Lease Costs, net of Accumulated Amortization of
$2,189,932 and $1,886,457, respectively	3,566,605	2,741,414
Intangible Assets, net of Accumulated Amortization of
$10,493,808 and $9,740,983, respectively	6,725,180	6,490,881
Other Assets	5,477,622	5,622,048
TOTAL ASSETS	$ 855,420,420	$ 743,756,700

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage Notes Payable	$ 347,168,540	$ 287,796,006
Loans Payable	65,161,669	25,200,000
Accounts Payable and Accrued Expenses	3,650,804	4,930,041
Other Liabilities	8,613,580	5,199,571
Total Liabilities	424,594,593	323,125,618

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares
Authorized, Issued and Outstanding as of March 31, 2015	53,493,750	53,493,750
and September 30, 2014
Series B – 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized,
Issued and Outstanding as of March 31, 2015	57,500,000	57,500,000
and September 30, 2014
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of March 31, 2015 and September 30, 2014;
58,937,495 and 57,008,754 Shares Issued and Outstanding as of
March 31, 2015 and September 30, 2014, respectively	589,375	570,088
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares
Authorized as of March 31, 2015 and September 30, 2014;
No Shares Issued or Outstanding as of March 31, 2015 and
September 30, 2014	-0-	-0-
Additional Paid-In Capital	317,963,809	308,945,888
Accumulated Other Comprehensive Income	1,278,893	121,356
Undistributed Income	-0-	-0-
Total Shareholders' Equity	430,825,827	420,631,082
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 855,420,420	$ 743,756,700

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

Consolidated Statements of Income
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/15	3/31/14	3/31/15	3/31/14
INCOME:
Rental Revenue	$16,205,524	$14,085,029	$31,635,739	27,655,751
Reimbursement Revenue	2,653,072	2,260,276	4,900,387	4,350,709
Lease Termination Income	-0-	-0-	238,625	-0-
TOTAL INCOME	18,858,596	16,345,305	36,774,751	32,006,460

EXPENSES:
Real Estate Taxes	1,951,451	1,771,802	3,940,194	3,628,857
Operating Expenses	999,614	1,129,543	2,001,862	1,848,980
General & Administrative Expenses	1,567,725	1,328,256	2,808,310	2,448,719
Acquisition Costs	471,115	-0-	862,684	462,864
Depreciation	4,785,948	3,975,112	9,270,216	7,788,358
Amortization of Capitalized Lease Costs and Intangible Assets	529,820	451,459	1,005,315	894,685
TOTAL EXPENSES	10,305,673	8,656,172	19,888,581	17,072,463

OTHER INCOME (EXPENSE):
Interest and Dividend Income	962,948	996,794	1,998,405	1,935,562
Gain on Sale of Securities Transactions, net	-0-	425,349	377,087	576,074
Interest Expense	(4,493,933)	(4,185,372)	(8,623,498)	(8,060,513)
Amortization of Financing Costs	(203,258)	(168,662)	(395,832)	(337,680)
TOTAL OTHER INCOME (EXPENSE)	(3,734,243)	(2,931,891)	(6,643,838)	(5,886,557)

NET INCOME	4,818,680	4,757,242	10,242,332	9,047,440

Less: Preferred Dividend	2,151,758	2,151,758	4,303,516	4,303,516

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$2,666,922	$2,605,484	$5,938,816	$4,743,924

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/15	3/31/14	3/31/15	3/31/14
Revenues
Rental Revenue	$16,205,524	$14,085,029	$31,635,739	$27,655,751
Reimbursement Revenue	2,653,072	2,260,276	4,900,387	4,350,709
Total Rental and Reimbursement Revenue	18,858,596	16,345,305	36,536,126	32,006,460

Expenses
Real Estate Taxes	1,951,451	1,771,802	3,940,194	3,628,857
Operating Expenses	999,614	1,129,543	2,001,862	1,848,980
Total Expenses	2,951,065	2,901,345	5,942,056	5,477,837

Net Operating Income - NOI	15,907,531	13,443,960	30,594,070	26,528,623

Lease Termination Income	-0-	-0-	238,625	-0-
Interest and Dividend Income	962,948	996,794	1,998,405	1,935,562
Net Amortization of Acquired Above and Below Market Lease Revenue	(1,883)	10,650	8,767	21,300
General & Administrative Expenses	(1,567,725)	(1,328,256)	(2,808,310)	(2,448,719)

EBITDA	15,300,871	13,123,148	30,031,557	26,036,766

Interest Expense	(4,493,933)	(4,185,372)	(8,623,498)	(8,060,513)
Gain on Sale of Securities Transactions, net	-0-	425,349	377,087	576,074
Acquisition Costs	(471,115)	-0-	(862,684)	(462,864)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Depreciation of Corporate Office Tenant Improvements	(33,511)	-0-	(33,511)	-0-
Amortization of Financing Costs	(203,258)	(168,662)	(395,832)	(337,680)

Funds From Operations - FFO	7,947,296	7,042,705	16,189,603	13,448,267

Depreciation	(4,752,437)	(3,975,112)	(9,236,705)	(7,788,358)
Amortization of Capitalized Lease Costs and Intangible Assets	(527,937)	(462,109)	(1,014,082)	(915,985)

Net Income Attributable to Common Shareholders	2,666,922	2,605,484	5,938,816	4,743,924

Funds From Operations - FFO	7,947,296	7,042,705	16,189,603	13,448,267

Acquisition Costs	471,115	-0-	862,684	462,864

Core Funds From Operations - Core FFO	8,418,411	7,042,705	17,052,287	13,911,131

Lease Termination Income	-0-	-0-	(238,625)	-0-
Gain on Sale of Securities Transactions, net	-0-	(425,349)	(377,087)	(576,074)
Stock Compensation Expense	96,673	85,137	186,905	171,634
Depreciation of Corporate Office Tenant Improvements	33,511	-0-	33,511	-0-
Amortization of Financing Costs	203,258	168,662	395,832	337,680
U.S. GAAP Straight-lined Rent Adjustment	(531,647)	(183,635)	(863,626)	(374,696)
Recurring Capital Expenditures	(82,297)	(212,437)	(255,797)	(292,370)

Adjusted Funds From Operations - AFFO	8,137,909	6,475,083	15,933,400	13,177,305

EBITDA	15,300,871	13,123,148	30,031,557	26,036,766

Lease Termination Income	-0-	-0-	(238,625)	-0-
Interest Expense	(4,493,933)	(4,185,372)	(8,623,498)	(8,060,513)
Preferred Dividend	(2,151,758)	(2,151,758)	(4,303,516)	(4,303,516)
Stock Compensation Expense	96,673	85,137	186,905	171,634
U.S. GAAP Straight-lined Rent Adjustment	(531,647)	(183,635)	(863,626)	(374,696)
Recurring Capital Expenditures	(82,297)	(212,437)	(255,797)	(292,370)

Adjusted Funds From Operations - AFFO	$8,137,909	$6,475,083	$15,933,400	$13,177,305

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

Financial Highlights
(unaudited)
	Three Months Ended		Six Months Ended
	3/31/15	3/31/14	3/31/15	3/31/14

Weighted Average Common Shares Outstanding
Basic	58,308,728	46,739,035	57,793,469	45,982,937
Diluted	58,462,729	46,845,472	57,936,743	46,080,826

Net Operating Income - NOI	$15,907,531	$13,443,960	$30,594,070	$26,528,623

Basic	$0.27	$0.29	$0.53	$0.58
Diluted	0.27	0.29	0.53	0.58

Net Income Attributable to Common Shareholders	$2,666,922	$2,605,484	$5,938,816	$4,743,924

Basic	$0.04	$0.05	$0.10	$0.10
Diluted	0.04	0.05	0.10	0.10

Funds From Operations - FFO	$7,947,296	$7,042,705	$16,189,603	$13,448,267

Basic	$0.14	$0.15	$0.28	$0.29
Diluted	0.14	0.15	0.28	0.29

Core Funds From Operations - Core FFO	$8,418,411	$7,042,705	$17,052,287	$13,911,131

Basic	$0.14	$0.15	$0.29	$0.30
Diluted	0.14	0.15	0.29	0.30

Core FFO Excluding Gains on Securities Transactions, net	$8,418,411	$6,617,356	$16,675,200	$13,335,057

Basic	$0.14	$0.14	$0.29	$0.29
Diluted	0.14	0.14	0.29	0.29

Core FFO Excluding Lease Termination Income, net	$8,418,411	$7,042,705	$16,813,662	$13,911,131

Basic	$0.14	$0.15	$0.29	$0.30
Diluted	0.14	0.15	0.29	0.30

Adjusted Funds From Operations - AFFO	$8,137,909	$6,475,083	$15,933,400	$13,177,305

Basic	$0.14	$0.14	$0.28	$0.29
Diluted	0.14	0.14	0.28	0.29

Dividends Declared per Common Share	$0.15	$0.15	$0.30	$0.30

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

Same Store Statistics

	Three Months Ended
	3/31/2015						3/31/2014			Change	Change %

Total Square Feet / Total Properties	12,952,617	/	89				10,708,419	/	81	2,244,198	21.0%

Occupancy Percentage at Quarter End	97.5%						95.4%				2.1%

Same Store Square Feet / Same Store Properties				8,949,427	/	76

Same Store Occupancy Percentage at Quarter End	96.3%						94.5%				1.8%

Same Store Net Operating Income (NOI)	$ 12,563,973						$ 12,114,718			$ 449,255	3.7%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(321,695)						(183,635)			(138,060)

Same Store Cash NOI	$ 12,242,278						$ 11,931,083			$ 311,195	2.6%

Same Store Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the three months ended March 31, 2015, Same Store NOI and Same Store Properties excludes $2,173,425 of NOI from nine properties acquired subsequent to January 1, 2014 and $1,170,133 of NOI from four properties that have been expanded subsequent to January 1, 2014.

For the three months ended March 31, 2014, Same Store NOI and Same Store Properties excludes $277,108 of NOI from one property acquired subsequent to January 1, 2014 and $1,052,134 of NOI from four properties that have been expanded subsequent to January 1, 2014.

Same Store Statistics

	Six Months Ended
	3/31/2015						3/31/2014			Change	Change %

Total Square Feet / Total Properties	12,952,617	/	89				10,708,419	/	81	2,244,198	21.0%

Occupancy Percentage at Quarter End	97.5%						95.4%				2.1%

Same Store Square Feet / Same Store Properties				8,949,427	/	71

Same Store Occupancy Percentage at Quarter End	96.3%						94.5%				1.8%

Same Store Net Operating Income (NOI)	$ 21,700,944						$ 21,733,253			$ (32,309)	(0.1)%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(429,241)						(172,365)			(256,876)

Same Store Cash NOI	$ 21,271,703						$ 21,560,888			$ (289,185)	(1.3)%

Same Store Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during the periods presented.

For the six months ended March 31, 2015, Same Store NOI and Same Store Properties excludes $5,843,268 of NOI from thirteen properties acquired subsequent to October 1, 2013 and $3,049,858 of NOI from five properties that have been expanded subsequent to October 1, 2013.

For the six months ended March 31, 2014, Same Store NOI and Same Store Properties excludes $2,259,138 of NOI from five properties acquired subsequent to October 1, 2013 and $2,536,232 of NOI from five properties that have been expanded subsequent to October 1, 2013.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

Consolidated Statements of Cash Flows

(unaudited)	Six Months Ended
	3/31/15	3/31/14
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$10,242,332	$9,047,440
Noncash Items Included in Net Income:
Depreciation & Amortization	10,678,415	9,020,723
Stock Compensation Expense	186,905	171,634
Gain on Sale of Securities Transactions, net	(377,087)	(576,074)
Changes In:
Tenant, Deferred Rent and Other Receivables	(618,061)	(113,398)
Prepaid Expenses	(2,664,189)	(2,238,111)
Other Assets and Capitalized Lease Costs	(892,206)	(340,780)
Accounts Payable, Accrued Expenses and Other Liabilities	1,297,741	2,961,796
NET CASH PROVIDED BY OPERATING ACTIVITIES	17,853,850	17,933,230

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(112,400,079)	(73,860,759)
Capital and Land Site Improvements	(5,394,632)	(8,295,926)
Return of Deposits on Real Estate	1,900,000	1,800,000
Deposits Paid on Acquisitions of Real Estate	(2,000,000)	(700,000)
Proceeds from Sale of Securities Available for Sale	9,584,512	7,080,741
Purchase of Securities Available for Sale	(1,244,580)	(13,258,470)
NET CASH USED IN INVESTING ACTIVITIES	(109,554,779)	(87,234,414)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	39,961,669	25,231,597
Proceeds from Mortgage Notes Payable	73,186,828	48,905,000
Principal Payments on Mortgage Notes Payable	(13,814,294)	(12,309,941)
Financing Costs Paid on Debt	(1,214,592)	(474,594)
Proceeds from the Exercise of Stock Options	612,409	-0-
Proceeds from Issuance of Common Stock in the DRIP,
net of Reinvestments	15,531,409	20,725,762
Preferred Dividends Paid	(4,303,516)	(4,303,516)
Common Dividends Paid, net of Reinvestments	(13,232,331)	(10,174,731)
NET CASH PROVIDED BY FINANCING ACTIVITIES	96,727,582	67,599,577

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,026,653	(1,701,607)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	20,474,661	12,404,512
CASH AND CASH EQUIVALENTS - END OF PERIOD	$25,501,314	$10,702,905

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	3/31/15	3/31/14	9/30/2014

Mortgage Notes Payable	$347,168,540	$286,688,441	$287,796,006
Loans Payable	65,161,669	47,431,597	25,200,000
Total Debt	412,330,209	334,120,038	312,996,006

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	319,832,077	241,648,039	309,637,332
Total Shareholders' Equity	430,825,827	352,641,789	420,631,082

Total Book Capitalization	843,156,036	686,761,827	733,627,088

Accumulated Depreciation	116,274,401	98,883,773	107,004,184
Total Undepreciated Book Capitalization	$959,430,437	$785,645,600	$840,631,272

Shares Outstanding	58,937,495	47,313,212	57,008,754
Market Price Per Share	$11.11	$9.54	$10.12

Equity Market Capitalization	$654,795,569	$451,368,042	$576,928,590
Total Debt	412,330,209	334,120,038	312,996,006
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,178,119,528	$896,481,830	$1,000,918,346

Total Debt	$412,330,209	$334,120,038	$312,996,006
less: Cash and Cash Equivalents	25,501,314	10,702,905	20,474,661
Net Debt	$386,828,895	$323,417,133	$292,521,345
less: Securities Available for Sale at Fair Value (Securities)	52,506,095	53,465,772	59,311,403
Net Debt Less Securities	$334,322,800	$269,951,361	$233,209,942

Net Debt / Undepreciated Book Capitalization	40.3%	41.2%	34.8%
Net Debt / Total Market Capitalization	32.8%	36.1%	29.2%
Net Debt + Preferred / Total Market Capitalization	42.3%	48.5%	40.3%
Net Debt Less Securities / Undepreciated Book Capitalization	34.8%	34.4%	27.7%
Net Debt Less Securities / Total Market Capitalization	28.4%	30.1%	23.3%
Net Debt Less Securities + Preferred / Total Market Capitalization	37.8%	42.5%	34.4%

Weighted Average Interest Rate on Fixed Rate Debt	5.0%	5.3%	5.2%

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

Capital Structure and Leverage Ratios continued
(unaudited)

					Fiscal Year
	Three Months Ended		Six Months Ended		Ended
	3/31/15	3/31/14	3/31/15	3/31/14	9/30/2014
Net Income	$4,818,680	$4,757,242	$10,242,332	$9,047,440	$19,845,294
plus: Depreciation & Amortization	5,519,026	4,595,233	10,671,363	9,020,723	18,445,326
plus: Interest Expense	4,493,933	4,185,372	8,623,498	8,060,513	16,104,678
plus: Acquisition Costs	471,115	-0-	862,684	462,864	481,880
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	(1,883)	10,650	8,767	21,300	10,650
less: Gain on Sale of Securities Transactions, net	-0-	(425,349)	(377,087)	(576,074)	(2,166,766)
EBITDA	$15,300,871	$13,123,148	$30,031,557	$26,036,766	$52,721,062

Interest Expense	$4,493,933	$4,185,372	$8,623,498	$8,060,513	$16,104,678
Preferred Dividends Paid	2,151,758	2,151,758	4,303,516	4,303,516	8,607,032
Total Fixed Charges	$6,645,691	$6,337,130	$12,927,014	$12,364,029	$24,711,710

Interest Coverage	3.4 x	3.1 x	3.5 x	3.2 x	3.3 x
Fixed Charge Coverage	2.3 x	2.1 x	2.3 x	2.1 x	2.1 x

Net Debt	$386,828,895	$323,417,133	$386,828,895	$323,417,133	$292,521,345
Net Debt Less Securities	334,322,800	269,951,361	334,322,800	269,951,361	233,209,942
Annualized EBITDA	61,203,484	52,492,592	60,063,114	52,073,532	52,721,062

Net Debt / EBITDA	6.3 x	6.2 x	6.4 x	6.2 x	5.5 x
Net Debt Less Securities / EBITDA	5.5 x	5.1 x	5.6 x	5.2 x	4.4 x
Net Debt + Preferred / EBITDA	8.1 x	8.3 x	8.3 x	8.3 x	7.7 x
Net Debt Less Securities + Preferred / EBITDA	7.3 x	7.3 x	7.4 x	7.3 x	6.5 x

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

Debt Maturity

(unaudited)

Total Debt ($000's)
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
3.1%
24.3%
13.1%
9.5%
8.2%
41.8%
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
Thereafter
Mortgages
Loans Payable

		Loans			% of
Fiscal Year Ended	Mortgages	Payable (1)		Total (1)	Total

2015	12,914,139	57,336		12,971,475	3.1%
2016	40,106,152	60,119,724	(1)	100,225,876	24.3%
2017	48,540,008	4,984,609		53,524,617	13.1%
2018	38,972,339	-0-		38,972,339	9.5%
2019	33,978,115	-0-		33,978,115	8.2%
Thereafter	172,657,787	-0-		172,657,787	41.8%

Total as of 3/31/15	$347,168,540	$65,161,669		$412,330,209	100.0%

Notes: (1)    Includes a $60 million Line of Credit due June 2016, which has a one year extension option.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

Property Table by Tenant
(unaudited)
		Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground Package System, Inc.		30	3,859,933	3,859,933	29.8%	$28,062,000	41.0%	$7.27	$347,412,443	$141,502,320
FedEx Corporation		14	973,413	973,413	7.5%	5,407,000	7.9%	5.55	71,490,778	20,140,961
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.5%	1,327,000	1.9%	2.95	14,620,887	7,781,524
FedEx SmartPost, Inc.		1	327,822	327,822	2.5%	1,533,000	2.3%	4.68	23,946,000	13,585,139
Total FedEx		46	5,611,068	5,611,068	43.3%	36,329,000	53.1%	6.47	457,470,108	183,009,944

Milwaukee Electric Tool Corporation		1	615,305	615,305	4.8%	1,995,000	2.9%	3.24	27,368,816	14,874,449
Jim Beam Brands Company		1	599,840	599,840	4.6%	1,989,000	2.9%	3.32	28,000,000	19,428,147
Ralcorp Holdings, Inc. (a subsidiary of ConAgra Foods, Inc.)		1	558,600	558,600	4.3%	2,146,000	3.1%	3.84	26,633,125	17,663,396
CBOCS Distribution, Inc. (a subsidiary of Cracker Barrel Old Country Store, Inc.)		1	381,240	381,240	2.9%	1,406,000	2.1%	3.69	14,215,126	7,949,102
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.8%	1,626,000	2.4%	4.42	19,600,000	11,225,267
The Coca-Cola Company/Western Container Corp. (a subsidiary of The Coca-Cola Company)		2	323,358	323,358	2.5%	1,602,000	2.3%	4.95	18,848,429	8,104,493
Science Applications International		1	302,400	302,400	2.3%	1,412,000	2.1%	4.67	12,972,474	6,097,626
International Paper Company		1	280,000	280,000	2.2%	1,314,000	1.9%	4.69	18,145,548	11,678,094
Woodstream Corporation	(C)	1	256,000	256,000	2.0%	896,000	1.3%	3.50	8,810,594	601,841
United Technologies Corporation		2	244,317	244,317	1.9%	1,888,000	2.8%	7.73	22,500,769	8,963,925
Anda Pharmaceuticals, Inc. (a subsidiary of Actavis, Inc.)		1	234,660	234,660	1.8%	1,191,000	1.7%	5.08	14,550,000	9,568,327
UGN, Inc.		1	232,200	232,200	1.8%	1,045,000	1.5%	4.50	12,937,000	8,700,000
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.7%	1,169,000	1.7%	5.36	14,868,857	7,241,712
Anheuser-Busch, Inc.		1	184,800	184,800	1.4%	792,000	1.2%	4.29	12,386,675	1,617,001
Carlisle Tire & Wheel Company		1	179,280	179,280	1.4%	774,000	1.1%	4.32	7,225,401	1,129,699
NF&M International Inc.	(B)	1	174,802	174,802	1.3%	820,000	1.2%	4.69	5,140,408	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.3%	966,000	1.4%	5.64	11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.3%	991,000	1.4%	5.82	12,107,873	2,448,894
Charlotte Pipe and Foundry Company		1	160,000	160,000	1.2%	572,000	0.8%	3.58	5,500,697	721,728
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.2%	736,000	1.1%	4.65	9,600,000	7,178,008
Altec Industries, Inc.	(C)	1	126,880	126,880	1.0%	349,000	0.5%	2.75	4,366,751	298,287
Pittsburgh Glass Works LLC. (a subsidiary of PPG Industries, Inc.)		1	102,135	102,135	0.8%	427,000	0.6%	4.18	3,943,460	-0-
Holland 1916 Inc.		1	95,898	95,898	0.7%	337,000	0.5%	3.51	7,371,118	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.7%	741,000	1.1%	8.12	8,083,107	3,725,059
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.7%	506,000	0.7%	5.68	6,900,151	1,079,600
CHEP USA, Inc.		1	83,000	83,000	0.6%	473,000	0.7%	5.70	7,467,055	2,962,871
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	232,000	0.3%	2.87	2,377,735	-0-
Sherwin-Williams Company		2	78,887	78,887	0.6%	635,000	0.9%	8.05	7,229,773	-0-
RGH Enterprises, Inc. (a subsidiary of Cardinal Health, Inc.)		1	75,000	75,000	0.6%	590,000	0.9%	7.87	5,525,600	3,933,919
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	285,000	0.4%	4.17	5,651,066	-0-
Various Tenants at Retail Shopping Center		1	64,138	50,202	0.4%	372,000	0.5%	7.41	2,647,055	-0-
SOFIVE, Inc.		1	60,400	60,400	0.5%	512,000	0.7%	8.48	4,889,712	2,115,776
Siemens Real Estate (a division of Siemens Corporation)		1	51,130	51,130	0.4%	467,000	0.7%	9.13	4,416,000	2,744,911
The American Bottling Company (a subsidiary of Dr Pepper Snapple Group, Inc.)		1	46,240	46,240	0.4%	255,000	0.4%	5.51	3,700,000	2,106,464
B/E Aerospace, Inc.		1	38,833	38,833	0.4%	359,000	0.5%	9.24	5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.3%	139,000	0.3%	3.83	2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.3%	109,000	0.3%	4.14	1,850,794	-0-
Tenant Total as of 3/31/15		86	12,638,685	12,624,749	97.5%	$68,447,000	100.0%	$5.44	$843,861,539	$347,168,540

Vacant		3	313,932	-0-	2.5%	-0-	0.0%	-0-	16,949,962	-0-
Total as of 3/31/15		89	12,952,617	12,624,749	100.0%	$68,447,000	100.0%	$5.44	(A) $860,811,501	$347,168,540

(A) Does not include $768,497 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance
Kentucky	2	1,158,440	1,158,440	8.9%	$4,135,000	6.0%	$3.57	$54,633,125	$37,091,543
Florida	10	1,137,293	1,137,293	8.8%	7,552,000	11.0%	6.64	102,254,626	46,097,722
Texas	8	1,026,744	1,026,744	7.9%	7,380,000	10.8%	7.19	88,537,022	44,943,910
Ohio	6	968,629	968,629	7.5%	5,561,000	8.1%	5.74	65,564,673	31,609,875
Illinois	9	958,045	958,045	7.4%	6,195,000	9.1%	6.47	81,620,258	16,883,978
Mississippi	4	912,305	912,305	7.0%	3,415,000	5.0%	3.74	45,670,302	24,442,776
Tennessee	3	891,777	891,777	6.9%	3,044,000	4.4%	3.41	33,807,174	17,612,051
Missouri	5	804,397	804,397	6.2%	3,076,000	4.5%	3.82	38,840,298	10,527,031
South Carolina	3	571,115	571,115	4.4%	3,502,000	5.1%	6.13	36,000,434	10,293,861
Kansas	3	499,280	499,280	3.9%	2,420,000	3.5%	4.85	29,050,792	14,507,275
Michigan	3	489,571	489,571	3.8%	3,472,000	5.1%	7.09	41,117,528	20,042,973
North Carolina	3	414,507	160,000	3.2%	572,000	0.8%	3.57	17,293,532	721,728
Virginia	5	407,265	407,265	3.1%	2,410,000	3.5%	5.92	34,504,176	8,933,725
Pennsylvania	2	378,180	378,180	2.9%	1,703,000	2.5%	4.50	16,508,143	4,551,314
Indiana	1	327,822	327,822	2.5%	1,533,000	2.2%	4.68	23,946,000	13,585,139
Georgia	3	307,662	307,662	2.4%	1,767,000	2.6%	5.74	22,137,912	8,312,117
Arizona	1	283,358	283,358	2.2%	1,270,000	1.9%	4.48	15,168,586	6,405,010
Wisconsin	2	238,666	238,666	1.8%	1,369,000	2.0%	5.74	15,943,672	3,693,943
New York	3	230,381	230,381	1.8%	1,887,000	2.8%	8.19	20,382,098	4,713,461
Oklahoma	2	166,152	166,152	1.3%	968,000	1.4%	5.83	15,592,985	7,193,407
Maryland	1	144,523	144,523	1.1%	1,426,000	2.1%	9.87	14,467,755	5,618,994
Colorado	2	138,235	138,235	1.1%	1,208,000	1.8%	8.74	13,549,167	3,225,834
New Jersey	2	124,538	110,602	1.0%	884,000	1.3%	11.12	7,536,767	2,115,776
Minnesota	2	119,823	60,398	0.9%	372,000	0.5%	6.18	10,377,126	2,960,214
Nebraska	1	89,115	89,115	0.7%	446,000	0.7%	5.00	5,929,890	-0-
Alabama	1	73,712	73,712	0.6%	412,000	0.6%	5.59	4,751,741	1,084,883
Connecticut	1	54,812	54,812	0.4%	329,000	0.5%	6.00	3,463,824	-0-
Iowa	1	36,270	36,270	0.3%	139,000	0.2%	3.83	2,161,895	-0-
Total as of 3/31/15	89	12,952,617	12,624,749	100.0%	$68,447,000	100.0%	$5.44	(A) $860,811,501	$347,168,540

(A)	Does not include $768,497 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

Lease Expirations
(unaudited)
		Property	Square	% of Total	Annual	% of Total	Rent Per Sq.	Lease Exp.	Undepreciated	Mortgage
Fiscal Year		Count	Footage	Sq. Ft.	Rent	Ann. Rent	Ft. Occup.	Term in Years	Cost	Balance

2016	(B)	3	325,656	2.5%	$1,336,000	2.0%	$4.10	1.0	$19,525,179	$1,617,001
2017	(B)	14	1,699,526	13.1%	9,351,000	13.8%	5.50	2.1	110,785,684	26,158,392
2018	(B)	14	1,243,303	9.6%	7,538,000	11.0%	6.06	3.1	87,393,858	24,772,009
2019		8	1,310,849	10.1%	6,712,000	9.9%	5.12	4.1	76,161,517	28,227,442
2020		2	239,585	1.8%	1,251,000	1.8%	5.22	5.3	16,949,433	-0-
2021		5	430,185	3.3%	2,494,000	3.6%	5.80	6.4	30,005,047	17,664,968
2022		9	1,249,738	9.6%	7,286,000	10.6%	5.83	7.1	89,625,038	48,156,514
2023		11	1,917,312	14.8%	9,696,000	14.2%	5.06	8.2	126,306,866	59,265,349
2024		12	1,914,366	14.8%	12,039,000	17.6%	6.29	9.2	148,448,608	59,945,270
2025		4	918,042	7.1%	3,794,000	5.5%	4.13	9.8	45,497,175	24,506,795
2027		1	38,833	0.4%	359,000	0.5%	9.24	12.3	5,100,000	-0-
2029		1	198,773	1.5%	1,036,000	1.5%	5.21	14.2	15,200,000	10,491,404
2030		2	529,779	4.1%	3,037,000	4.4%	5.73	14.8	43,582,954	28,700,000
2034		1	558,600	4.3%	2,146,000	3.1%	3.84	18.6	26,633,125	17,663,396
Various tenants at retail shopping center		1	64,138	0.5%	372,000	0.5%	7.41	-0-	2,647,055	-0-
Vacant		3	313,932	2.5%	-0-	0.0%	-0-	-0-	16,949,962	-0-
Total as of 3/31/15		89	12,952,617	100.0%	$68,447,000	100.0%	$5.44	7.2	(A) $860,811,501	$347,168,540

(A) Does not include $768,497 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Included in 2016 is Datatel Resources and included in 2018 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is

Altec Industries which both occupy one property.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

Recent Acquisitions During Fiscal 2015
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Purchase	Initial Mortgage
No	Tenant	City (MSA)	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Price	Balance
1	FedEx Ground Package System, Inc.	Lindale (Tyler)	TX	2015	163,378	$725,000	$4.44	6/30/2024	$10,271,355	$7,000,000
2	FedEx Ground Package System, Inc.	Sauget (St. Louis, MO.)	IL	2015	198,773	1,036,000	5.21	5/31/2029	15,231,000	10,660,000
3	B/E Aerospace, Inc.	Rockford	IL	2015	38,833	359,000	9.24	6/30/2027	5,200,000	-0-
4	Bunzl Distribution Midcentral, Inc.	Kansas City	MO	2015	158,417	736,000	4.65	9/30/2021	9,635,770	7,226,828
5	Jim Beam Brands Company	Frankfort	KY	2015	599,840	1,989,000	3.32	1/31/2025	28,000,000	19,600,000
6	FedEx Ground Package System, Inc.	Jacksonville	FL	2015	297,579	1,992,000	6.69	12/30/2029	30,645,954	20,000,000
7	UGN, Inc.	Monroe (Cincinnati)	OH	2015	232,200	1,045,000	4.50	2/28/2030	13,416,000	8,700,000
	As of 3/31/15				1,689,020	$7,882,000	$4.67		$112,400,079	$73,186,828

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

Property Table
(unaudited)									Rent Per
					Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance
1	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	$1,995,000	$3.24	8.1	$27,368,816	$14,874,449
2	Jim Beam Brands Co.		Frankfort	KY	2015	100.0%	599,840	1,989,000	3.32	9.8	28,000,000	19,428,147
3	Ralcorp Holdings, Inc. (a subsidiary of ConAgra Foods, Inc.)		Buckner (Louisville)	KY	2014	100.0%	558,600	2,146,000	3.84	18.6	26,633,125	17,663,396
4	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	4.2	14,620,887	7,781,524
5	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	2.5	8,810,594	601,841
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	2.9	4,366,751	298,287
6	CBOCS Distribution, Inc. (a subsidiary of Cracker Barrel Old Country Store, Inc.)		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,406,000	3.69	9.3	14,215,126	7,949,102
7	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,626,000	4.42	6.8	19,600,000	11,225,267
8	FedEx SmartPost, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	9.1	23,946,000	13,585,139
9	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,412,000	4.67	4.1	12,972,474	6,097,626
10	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	14.8	30,645,954	20,000,000
11	Western Container Corp. (a subsidiary of The Coca-Cola Company)		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,270,000	4.48	2.1	15,168,586	6,405,010
12	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,314,000	4.69	8.4	18,145,548	11,678,094
13	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	820,000	4.69	9.8	5,140,408	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	232,000	2.87	0.7	2,377,735	-0-
14	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	8.3	22,880,041	9,340,662
15	Anda Pharmaceuticals, Inc. (a subsidiary of Actavis, Inc.)		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,191,000	5.08	7.3	14,550,000	9,568,327
16	UGN Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,045,000	4.50	14.9	12,937,000	8,700,000
17	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	1.7	14,868,857	7,241,712
18	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO)	IL	2015	100.0%	198,773	1,036,000	5.21	14.2	15,200,000	10,491,404
19	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	792,000	4.29	1.2	12,386,675	1,617,001
20	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	3.8	17,740,000	8,963,925
21	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,577,000	8.70	9.5	19,227,521	9,967,219
22	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	774,000	4.32	3.2	7,225,401	1,129,699
23	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	8.6	15,413,307	2,724,694
24	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	7.0	13,715,267	8,342,148
25	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	966,000	5.64	5.3	11,298,367	-0-
26	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	9.3	18,442,815	7,638,304
27	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	9.3	9,930,000	6,890,810
28	Charlotte Pipe and Foundry Company		Monroe	NC	2001	100.0%	160,000	572,000	3.58	2.3	5,500,697	721,728
29	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	736,000	4.65	6.5	9,600,000	7,178,008
30	Vacant		Fayetteville	NC	1997	0.0%	148,000	-0-	na	na	4,870,749	-0-
31	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	3.3	14,467,755	5,618,994
32	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,046,000	7.26	8.5	11,531,274	3,779,615
33	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,104,000	7.66	9.5	14,089,843	5,507,384
34	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	2.3	9,373,672	-0-
35	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	9.5	16,107,842	3,576,154
36	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	2.2	18,537,652	3,695,973
37	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	8.4	8,990,000	4,551,314
38	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	119,912	713,000	5.95	7.0	11,892,985	5,086,943
39	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	6.4	7,438,483	3,870,980
40	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	8.1	7,732,315	-0-
41	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	2.7	8,541,237	4,679,591
42	Vacant		Winston-Salem	NC	2002	0.0%	106,507	-0-	na	na	6,922,086	-0-
43	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	4.4	10,960,823	779,542
44	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	525,000	5.06	8.4	5,728,690	2,416,205
45	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	8.1	10,200,000	5,970,853
46	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	102,594	659,000	6.42	7.2	9,822,138	5,189,968
47	Pittsburgh Glass Works LLC. (a subsidiary of PPG Industries, Inc.)		O' Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	3.3	3,943,460	-0-
48	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	8.2	6,570,000	3,693,943
49	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	337,000	3.51	4.3	7,371,118	-0-
50	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	4.2	6,229,421	1,859,914

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

Property Table
(unaudited)								Rent Per
				Fiscal Year		Square	Annual	Sq. Ft.	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Term in Years	Cost	Balance
51	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	2.5	7,565,717	4,243,747
52	FedEx Ground Package System, Inc.	Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	3.3	7,614,653	1,471,541
53	National Oilwell Varco, Inc.	Houston	TX	2010	100.0%	91,295	741,000	8.12	7.5	8,083,107	3,725,059
54	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	446,000	5.00	8.6	5,929,890	-0-
55	Joseph T. Ryerson and Son, Inc.	Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.8	6,900,151	1,079,600
56	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	432,000	4.94	1.6	5,017,447	-0-
57	CHEP USA, Inc.	Roanoke	VA	2007	100.0%	83,000	473,000	5.70	9.9	7,467,055	2,962,871
58	FedEx Corporation	Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	3.4	6,775,141	2,947,338
59	RGH Enterprises, Inc. (a subsidiary of Cardinal Health, Inc.)	Halfmoon (Albany)	NY	2012	100.0%	75,000	590,000	7.87	6.7	5,525,600	3,933,919
60	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	7.4	4,751,741	1,084,883
61	FedEx Corporation	Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	2.0	4,967,639	-0-
62	FedEx Corporation	Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	6.2	4,522,221	2,360,163
63	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	3.3	6,354,051	1,495,047
64	Tampa Bay Grand Prix	Tampa	FL	2005	100.0%	68,385	285,000	4.17	5.5	5,651,066	-0-
65	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	3.5	7,195,115	1,730,787
66	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	475,000	7.16	8.8	5,545,572	-0-
67	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	331,000	5.09	3.3	4,748,374	2,448,894
68	Various Tenants at Retail Shopping Center	Somerset	NJ	1970	78.0%	64,138	372,000	11.12	9.0	2,647,055	-0-
69	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	2.6	4,971,161	1,881,426
70	SOFIVE, Inc.	Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	512,000	8.48	9.8	4,889,712	2,115,776
71	FedEx Ground Package System, Inc.	Stewartsville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	8.2	5,220,000	2,960,214
72	United Technologies Corporation	Richmond	VA	2004	100.0%	60,000	312,000	5.20	1.2	4,760,769	-0-
73	Vacant	White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na	5,157,127	-0-
74	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	3.3	5,328,874	1,070,405
75	Kellogg Sales Company	Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.9	3,463,824	-0-
76	Siemens Real Estate (a division of Siemens Corporation)	Lebanon (Cincinnati)	OH	2012	100.0%	51,130	467,000	9.13	4.1	4,416,000	2,744,911
77	Kellogg Sales Company	Orangeburg (New York)	NY	1993	100.0%	50,400	331,000	6.57	2.9	3,895,675	-0-
78	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	2.4	4,344,037	-0-
79	The American Bottling Company (a subsidiary of Dr Pepper Snapple Group, Inc.)	Tulsa	OK	2014	100.0%	46,240	255,000	5.51	8.9	3,700,000	2,106,464
80	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	458,000	9.90	6.4	4,764,500	2,556,334
81	The Coca-Cola Company	Topeka	KS	2009	100.0%	40,000	332,000	8.30	6.5	3,679,843	1,699,483
82	B/E Aerospace, Inc.	Rockford	IL	2015	100.0%	38,833	359,000	9.24	12.3	5,100,000	-0-
83	Keystone Automotive Industries MN, Inc.	Urbandale (Des Moines)	IA	1994	100.0%	36,270	139,000	3.83	2.0	2,161,895	-0-
84	FedEx Corporation	Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	9.0	1,900,691	-0-
85	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	2.3	4,104,915	2,168,782
86	FedEx Corporation	Lakeland	FL	2006	100.0%	32,105	155,000	4.83	2.7	1,966,211	-0-
87	FedEx Corporation	Augusta	GA	2006	100.0%	30,184	121,000	4.01	7.7	1,940,182	-0-
88	Graybar Electric Company	Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	4.3	1,850,794	-0-
89	Sherwin-Williams Company	Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	6.6	1,684,201	-0-
	Total as of 3/31/15				97.5%	12,952,617	$68,447,000	$5.44	7.2	(A) $860,811,501	$347,168,540

(A) Does not include $768,497 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) Both tenants occupy one property.

(C) Both tenants occupy one property.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), core funds from operations ("Core FFO"), net operating income ("NOI"), same store NOI, same store cash NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Store NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Store Cash NOI is the Same Store NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Store NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus interest and dividend income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to an expansion at one of our current locations or a capital expenditure that is incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Store NOI, Same Store Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

FOR IMMEDIATE RELEASE May 6, 2015

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE SECOND QUARTER ENDED MARCH 31, 2015

FREEHOLD, NJ, May 6, 2015........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $8,418,000 or $0.14 per diluted share for the three months ended March 31, 2015 as compared to $7,043,000 or $0.15 per diluted share for the three months ended March 31, 2014. Adjusted Funds from Operations (AFFO), for the three months ended March 31, 2015 was $8,138,000 or $0.14 per diluted share versus $6,475,000 or $0.14 per diluted share for the three months ended March 31, 2014.

A summary of significant financial information for the three and six months ended March 31, 2015 and 2014 is as follows:

	Three Months Ended March 31,
	2015	2014
Rental Revenue	$16,206,000	$14,085,000
Reimbursement Revenue	$2,653,000	$2,260,000
Lease Termination Income	$-0-	$-0-
Net Operating Income (NOI) (1)	$15,908,000	$13,444,000
Total Expenses	$10,306,000	$8,656,000
Interest and Dividend Income	$963,000	$997,000
Gain on Sale of Securities Transactions, net	$-0-	$425,000
Net Income	$4,819,000	$4,757,000
Net Income Attributable to Common Shareholders	$2,667,000	$2,605,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.04	$0.05
Core FFO (1)	$8,418,000	$7,043,000
Core FFO per Diluted Common Share (1)	$0.14	$0.15
AFFO (1)	$8,138,000	$6,475,000
AFFO per Diluted Common Share (1)	$0.14	$0.14

Weighted Avg. Diluted Common Shares Outstanding	58,463,000	46,845,000

	Six Months Ended March 31,
	2015	2014
Rental Revenue	$31,636,000	$27,656,000
Reimbursement Revenue	$4,900,000	$4,351,000
Lease Termination Income	$239,000	$-0-
Net Operating Income (NOI) (1)	$30,594,000	$26,529,000
Total Expenses	$19,889,000	$17,072,000
Interest and Dividend Income	$1,998,000	$1,936,000
Gain on Sale of Securities Transactions, net	$377,000	$576,000
Net Income	$10,242,000	$9,047,000
Net Income Attributable to Common Shareholders	$5,939,000	$4,744,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.10	$0.10
Core FFO (1)	$17,052,000	$13,911,000
Core FFO per Diluted Common Share (1)	$0.29	$0.30
AFFO (1)	$15,933,000	$13,177,000
AFFO per Diluted Common Share (1)	$0.28	$0.29

Weighted Avg. Diluted Common Shares Outstanding	57,937,000	46,081,000

A summary of significant balance sheet information as of March 31, 2015 and September 30, 2014 is as follows:

	March 31, 2015	September 30, 2014
Net Real Estate Investments	$745,306,000	$636,923,000
Securities Available for Sale at Fair Value	$52,506,000	$59,311,000
Total Assets	$855,420,000	$743,757,000
Mortgage Notes Payable	$347,169,000	$287,796,000
Loans Payable	$65,162,000	$25,200,000
Total Shareholders’ Equity	$430,826,000	$420,631,000

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

Michael P. Landy, President and CEO, commented on the results for the second quarter of fiscal 2015,

“The recent quarter represented significant progress across multiple fronts:

•	During the quarter we acquired two brand new Class A built-to-suit properties. These acquisitions contain a total of 530,000 square feet, and were purchased at an aggregate cost of $44.1 million. This brings our total acquisitions for fiscal 2015 to 1.7 million square feet representing a 16% increase in our gross leasable area over the six month period. Our current 13.0 million total square feet represents a 21% increase over the prior year period.

•	We have entered into agreements to acquire nine new Class A build-to-suit industrial properties, representing approximately 2.7 million square feet, for a total purchase price of approximately $264.8 million. In keeping with our business model, these high-quality properties are leased primarily to investment grade tenants pursuant to long-term, net-leases and are strategically situated at major airports, major transportation hubs, and manufacturing plants that are integral to our tenants’ operations. These new properties are expected to generate annualized rental revenue of approximately $17.8 million and will benefit from an average lease term of approximately 12.8 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.

•	We are currently working with our largest tenant FedEx on the expansion of three of our facilities, totaling 87,000 square feet. Upon completion these expansions will result in a new 10 year lease for each building being expanded.

•	Our end of period occupancy increased to 97.5% as compared to 96.3% in the prior quarter. Our weighted average lease maturity at quarter end was 7.2 years as compared with 6.8 years in the prior year period.

•	All six leases scheduled to expire this year totaling 780,000 square feet have been renewed, giving us a 100% tenant retention rate for fiscal 2015. These lease renewals resulted in a 6.3% increase in rents on a GAAP basis and an increase of 1.0% on a cash basis. The weighted average lease term for these six renewals was 3.8 years.
  Same Store NOI for the three months ended March 31, 2015 increased 3.7% on a U.S. GAAP basis and increased 2.6% on a cash basis.
  Reported AFFO of $0.14 per diluted share for the current quarter is in-line with AFFO reported during the corresponding quarter a year ago. We anticipate continued growth in our AFFO as we continue to expand our portfolio with high quality properties.

Our 97.5% occupancy rate reflects the high caliber of our properties and our strong tenant base. We recently locked-in over $100 million in 15 year financing at a weighted average interest rate of 3.75% to fund five of the nine future acquisitions in our pipeline. This very favorable financing, coupled with our strong balance sheet provides us with excellent growth capacity. We look forward to building on the substantial growth that we have achieved to date by adding high quality properties and tenants to our portfolio while enhancing returns for our shareholders.”

Monmouth Real Estate Investment Corporation will host its Second Quarter 2015 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, May 7, 2015 at 10:00 a.m. Eastern Time.

The Company’s Second Quarter 2015 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 7, 2015. It will be available until July 30, 2015, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10061578. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of eighty-nine properties located in twenty-eight states, containing a total of approximately 13.0 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to an expansion at one of our current locations or a capital expenditure that is incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The Company’s FFO, Core FFO and AFFO for the three and six months ended March 31, 2015 and 2014 are calculated as follows:

	Three Months Ended		Six Months Ended
	3/31/15	3/31/14	3/31/15	3/31/14
Net Income Attributable to Common Shareholders	$2,667,000	$2,606,000	$5,939,000	$4,744,000
Depreciation Expense	4,752,000	3,975,000	9,237,000	7,788,000
Amortization of Intangible Assets	364,000	338,000	711,000	671,000
Amortization of Capitalized Lease Costs (*)	164,000	124,000	303,000	245,000
FFO Attributable to Common Shareholders	7,947,000	7,043,000	16,190,000	13,448,000
Acquisition Costs	471,000	-0-	862,000	463,000
Core FFO Attributable to Common Shareholders	8,418,000	7,043,000	17,052,000	13,911,000
Lease Termination Income	-0-	-0-	(239,000)	-0-
Gain on Sale of Securities Transactions, net	-0-	(425,000)	(377,000)	(576,000)
Stock Compensation Expense	97,000	85,000	187,000	171,000
Depreciation of Corporate Office Tenant Improvements	34,000	-0-	34,000	-0-
Amortization of Financing Costs	203,000	168,000	396,000	338,000
U.S. GAAP Straight-lined Rent Adjustment	(532,000)	(184,000)	(864,000)	(375,000)
Recurring Capital Expenditures	(82,000)	(212,000)	(256,000)	(292,000)
AFFO Attributable to Common Shareholders	$8,138,000	$6,475,000	$15,933,000	$13,177,000

* In previous press releases, the Company has presented its calculation of FFO and Core FFO without excluding the effects of the amortization of Capitalized Lease Costs. FFO and Core FFO for the three and six months ended March 31, 2015 and 2014 has been presented above reflecting the effects of excluding the amortization of Capitalized Lease Costs.

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the six months ended March 31, 2015 and 2014:

	Six Months Ended
	3/31/15	3/31/14

Operating Activities	$17,854,000	$17,933,000
Investing Activities	(109,555,000)	(87,234,000)
Financing Activities	96,728,000	67,600,000

# # # # #

Second Quarter FY 2015 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21